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EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-80301, 333-16205, 333-37138, 333-40276, 333-47033, 333-71151,
333-82752, and 333-104968) and Form S-3 (No. 333-103539) of PAREXEL
International Corporation of our report dated August 6, 2003, with respect to the consolidated financial statements and schedule included in its Annual Report on Form 10-K for the year ended June 30, 2003.

                                                    /s/ Ernst & Young LLP
                                                    Ernst & Young LLP
Boston, Massachusetts
September 12, 2003